[SHIP] VANGUARD(R)


Vanguard(R) International Growth Fund
Vanguard U.S. Growth Fund

SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 29, 2006

Signal(TM) Shares of the International Growth and U.S. Growth Funds are not yet available for purchase.
















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Vanguard Marketing Corporation, Distributor.                       PDF023 122006